                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [X]  Preliminary proxy statement.

     [ ]  Definitive proxy statement.

     [ ]  Definitive additional materials.

     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

     [ ] Confidential, for use of the Commissioner only (as permitted by Rule 14a-6(e)(2)).

                         TRANSAMERICA IDEX MUTUAL FUNDS
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1)  Title of each class of securities to which transaction applies:
               N/A

          (2)  Aggregate number of securities to which transaction applies: N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

          (4)  Proposed maximum aggregate value of transaction: N/A

          (5)  Total fee paid: $0

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid: N/A

          (2)  Form, Schedule or Registration Statement No.: N/A

          (3)  Filing Party: N/A

          (4)  Date Filed: N/A

                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

                                   A SERIES OF
                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 1-888-233-4339

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on October 18, 2006

                                   ----------

To the Shareholders:

Notice is hereby given that Transamerica IDEX Mutual Funds ("TA IDEX") will hold a special meeting of shareholders of TA IDEX Templeton Great Companies Global (the "Fund") on October 18, 2006, at TA IDEX's offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, at 3:00 p.m., Eastern Time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

     1. To approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management LLC will be appointed as an investment sub-adviser to the Fund.

     2. To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Trustees of TA IDEX (the "Board") unanimously approved the new sub-advisory agreement and recommends that shareholders vote "FOR" this proposal.

Shareholders of record at the close of business on August 4, 2006 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to TA IDEX, or by voting in person at the Special Meeting.

By Order of the Board,

Dennis Gallagher
Senior Vice President
General Counsel and Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

                                   A SERIES OF
                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 1-888-233-4339

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 18, 2006

This proxy statement and enclosed proxy notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Transamerica IDEX Mutual Funds ("TA IDEX") for use at a special meeting of shareholders of TA IDEX Templeton Great Companies Global (the "Fund"), on October 18, 2006, at TA IDEX's offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, at 3:00 p.m., Eastern Time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to shareholder approval of a proposed investment sub-advisory agreement between Transamerica Fund Advisors, Inc. ("TFAI") and Transamerica Investment Management, LLC ("TIM") on behalf of the Fund (the "TIM Sub-Advisory Agreement") as set forth in the accompanying notice. You are entitled to vote at the Special Meeting if you owned shares of the Fund as of the close of business on August 4, 2006 (the "Record Date"). This proxy statement and the notice and proxy card are being first mailed to shareholders on or about September 5, 2006.

                                  INTRODUCTION

TFAI, as investment adviser to the Fund, has traditionally retained one or more investment sub-advisers to provide portfolio management services to the Fund. Prior to August 1, 2006, TFAI retained Great Companies, L.L.C. ("Great Companies") to serve as co-investment sub-adviser to the Fund. and manage the Fund's domestic equity component. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business. The transaction was deemed to constitute a change of control of Great Companies under the Investment Company Act of 1940 ("1940 Act") that terminated the sub-advisory agreement between TFAI and Great Companies.

Templeton Investment Counsel, LLC ("Templeton") also serves as co-investment sub-adviser to the Fund. Templeton manages the Fund's international equity component. The portion of the Fund's portfolio managed by Templeton will not be affected by the proposal and will remain sub-advised by Templeton.

To avoid a potential partial "orphanage" of the Fund's domestic equity portfolio following the Great Companies transaction, upon TFAI's proposal at a meeting held on July 18-19, 2006, the Board approved an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") between TFAI and TIM pursuant to which TIM was appointed as interim co-investment sub-adviser for a maximum period of 150 days following the termination of the investment sub-advisory agreement between TFAI and Great Companies. The Interim Sub-Advisory Agreement provides that the compensation payable thereunder to TIM is to be held in an escrow account with the Fund's custodian bank pending shareholder consideration of the TIM Sub-Advisory Agreement.

If shareholders of the Fund approve the TIM Sub-Advisory Agreement, TIM will continue serving as co-investment sub-adviser to the Fund pursuant to the terms of the agreement, as described below. In addition, TIM will be paid for its services during the interim period under the Interim Sub-Advisory Agreement in the amount held in the escrow account.

If shareholders reject the TIM Sub-Advisory Agreement, TIM would not be able to continue serving as co-investment sub-adviser to the Fund past the end of the 150 day interim period, and the Board would consider various options with respect to the Fund, which may include liquidation and dissolution of the Fund, or the appointment of another co-investment sub-adviser in accordance with applicable law. In addition, TIM will be paid for the investment sub-advisory services it rendered while it served as an interim sub-adviser in the amount of the lesser of its costs in performing such services or the amount held in escrow (i.e., the amount of compensation payable under the terms of the Interim Sub-Advisory Agreement).

At the Board's meeting held on July 18-19, 2006, the Trustees determined that the best interests of Fund shareholders would be served by entering into the TIM Sub-Advisory Agreement. After careful consideration, upon the recommendation of TFAI and the management of TA IDEX, the Trustees, including a majority of trustees who are not "interested persons" (as defined under the 1940 Act) of TA IDEX (the "Independent Trustees"), unanimously approved, subject to shareholder approval, the TIM Sub-Advisory Agreement. For your reference, a form of the TIM Sub-Advisory Agreement is attached as Exhibit A.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE TIM SUB-ADVISORY AGREEMENT.

                                   PROPOSAL I

                               APPROVAL OF THE TIM
                             SUB-ADVISORY AGREEMENT

INVESTMENT ADVISORY ARRANGEMENTS

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Fund pursuant to an investment advisory agreement dated as of June 25, 1998, as amended (the "Advisory Agreement"). The Advisory Agreement was approved by the Board for an initial term of two years, and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on November 2, 2005, and was last approved by shareholders on June 25, 1998, as amended. The names, addresses and principal occupations of the principal executive officer and each director of TFAI are set forth in Exhibit B-1, as is information regarding the ownership of TFAI.

Pursuant to the Advisory Agreement for the Fund, TFAI manages the investment operations of the Fund and supervises the composition of the TA IDEX funds, including the purchase, retention and disposition of portfolio securities. TFAI is authorized to enter into investment sub-advisory agreements for investment advisory services in connection with the management of TA IDEX and each series thereof, including the Fund. TFAI has responsibility for all investment advisory services furnished pursuant to any such investment sub-advisory agreement. In connection with its management of the business affairs of TA IDEX, TFAI bears:
(a) all expenses incurred by TFAI or by TA IDEX in connection with managing the ordinary course of TA IDEX business, other than those assumed by the Fund; and
(b) the fees payable to a sub-adviser pursuant to the investment sub-advisory agreement between TFAI and a sub-adviser. For its services, TFAI is compensated by the Fund at the rate of 0.80% of the first $500 million of average daily net assets and 0.70% of average daily net assets over $500 million. During the Fund's most recently completed fiscal year ended October 31, 2005, TFAI received a total of $4,005,262 for service as the Fund's investment adviser. If the TIM Sub-Advisory Agreement is approved by shareholders, fees payable by the Fund to TFAI under the Advisory Agreement will not change.

Under the Advisory Agreement, TFAI reviews the performance of all sub-advisers, and makes recommendations to the Board with respect to the retention and renewal of agreements. In connection therewith, TFAI is obligated to keep certain books and records of TA IDEX. TFAI also administers the business affairs of TA IDEX and furnishes TA IDEX with office facilities and certain ordinary clerical and bookkeeping services.

The terms of the Advisory Agreement and the services to be provided to the Fund thereunder will remain unchanged if the TIM Sub-Advisory Agreement is approved.

THE PRIOR SUB-ADVISORY AGREEMENT

Until August 1, 2006, Great Companies, located at 635 Court Street, Suite 100, Clearwater, Florida 33756, served as the Fund's co-investment sub-adviser pursuant to an investment sub-advisory agreement between TFAI and Great Companies dated May 28, 2004, which was last approved by the Board, including a majority of Independent Trustees, at a meeting held on November 2, 2005, and was last submitted to a vote of the Fund shareholders on May 21, 2004. Pursuant to this sub-advisory agreement, Great Companies received monthly compensation from TFAI at the following annual rates (expressed as a percentage of the Fund's average daily net assets): 0.35% of the first $500 million and 0.30% of assets in excess of $500 million, less any amount paid by TFAI to Templeton for Templeton's co-investment sub-advisory services to the Fund. Templeton receives a portion of the sub-advisory fee based on the amount of assets of the Fund that it manages: it receives 0.40% of the fee for the first $500 million of the Fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that Templeton manages). During the Fund's most recently completed fiscal year ended October 31, 2005, Great Companies received an aggregate total of $788,036.55 from TFAI for services rendered to the Fund.

ACQUISITION OF GREAT COMPANIES' INTERESTS

As previously noted, Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business. The acquisition was deemed to result in an "assignment" (as that term is used for regulatory purposes) which resulted in the termination of the investment sub-advisory agreement between TFAI and Great Companies. If the proposed TIM Sub-Advisory Agreement is approved, TFAI, TFS and AFSG will continue to render the same services as they currently render. TFAI, TIM, Great Companies, TFS and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Great Companies) to a registered investment company (such as the Fund) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an "assignment" of an advisory contract (which could be deemed to be the case with respect to Great Companies' former investment sub-advisory agreement) if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor; and
(2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The Board has been advised by TFAI that it is not aware of any circumstances arising from the arrangement described above that might result in an unfair burden being imposed on the Fund. With respect to the other condition, management will use its reasonable efforts to cause the Fund to comply with the requirements of Section 15(f) and to assure that at least 75% of the members of the Board of TA IDEX are not "interested persons" of TFAI, TIM or Great Companies for the applicable periods following the acquisition.

THE INTERIM SUB-ADVISORY AGREEMENT

As previously noted, in connection with the acquisition of Great Companies' interests, the Board approved, upon management's recommendation, the appointment of TIM on an interim basis as co-investment sub-adviser to the Fund. Such appointment was done in accordance with Rule 15a-4 under the 1940 Act which, in relevant part, permits the appointment of an investment adviser or sub-adviser such as TIM on an interim basis without shareholder approval where such shareholder approval otherwise would be required, subject to certain conditions. Of primary importance, Rule 15a-4 requires, among other things, that the interim arrangement provide that the compensation payable thereunder will be held in an interest-bearing escrow account with the custodian or a bank and will be paid to the adviser if shareholders approve a longer-term agreement with the adviser/sub-adviser within 150 days. If shareholders reject the agreement, the adviser/sub-adviser is paid only the lesser of its costs in performing the interim arrangements or the amount in the escrow account. The Interim Sub-Advisory Agreement is intended to comply with Rule 15a-4. In addition, the substantive provisions of the Interim Sub-Advisory Agreement are substantially similar to those of the prior investment sub-advisory agreement with Great Companies, except for the identity of the parties, the terms, and provisions required by Rule 15a-4. The investment sub-advisory fees payable under the Interim Sub-Advisory Agreement are identical to the fees payable under the prior agreement with Great Companies. The Interim Sub-Advisory Agreement will expire at the earlier of 150 days after August 1, 2006, the approval of the TIM Sub-Advisory Agreement, or the replacement of TIM by another investment sub-adviser in compliance with applicable law.

THE TIM INVESTMENT SUB-ADVISORY ARRANGEMENTS

The Co-Investment Sub-Adviser. TIM, with its principal place of business at 11111 Santa Monica Blvd, Suite 820, Los Angeles, California 90025, is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of June 30, 2006, TIM has approximately $ 19 billion in assets under management. The name, address and principal occupation of the principal executive officer and each managing member of TIM are set forth in Exhibit B-2.

TIM provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit C sets forth certain information regarding each registered investment company portfolio advised or sub-advised by TIM with an investment objective similar to that employed with respect to the domestic equity component of the Fund.

The TIM Sub-Advisory Agreement. The following summary of the proposed TIM Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the TIM Sub-Advisory Agreement, a form of which is attached as Exhibit A.

The terms of the TIM Sub-Advisory Agreement are substantially similar to those of the prior investment sub-advisory agreement between TFAI and Great Companies, except for the effective dates of the agreements and the parties thereto. The TIM Sub-Advisory Agreement provides that, subject to TFAI's and the Board's supervision, TIM is responsible for managing the investment operations of the "domestic portfolio" of the Fund (as further explained in the discussion entitled "Investment Objectives, Strategies and Risks" below) and for making investment decisions and placing orders to purchase and sell securities for the domestic portfolio of the Fund, all in accordance with the Fund's investment objective and policies as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, TIM will also maintain, and provide TFAI with, all books and records relating to the transactions it executes or that are otherwise required under the 1940 Act, and render to the Trustees such periodic and special reports as the Board may reasonably request. The TIM Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, TIM will not be liable for any act or omission in connection with its activities as co-investment sub-adviser to the Fund.

Under its terms, the TIM Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the TIM Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding shares of the Fund. Additionally, the TIM Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund's Advisory Agreement with TFAI, and the TIM Sub-Advisory Agreement may be terminated at any time by TIM or TFAI on 60 days' written notice to the other.

If shareholders of the Fund approve the TIM Sub-Advisory Agreement, the agreement will replace the Interim Sub-Advisory Agreement, and TIM will continue to provide investment sub-advisory services to the Fund pursuant to the terms of the agreement. If shareholders reject the TIM Sub-Advisory Agreement, TIM would not be able to continue serving as co-investment sub-adviser to the Fund past the end of the 150 day interim period, and the Board would consider various options with respect to the Fund, which may include liquidation and dissolution of the Fund, or the appointment of another investment sub-adviser in accordance with applicable law.

Comparison of Fees Compensation payable by TFAI to TIM under the TIM Sub-Advisory Agreement is the same as the compensation payable under TFAI's prior sub-advisory agreement with Great Companies and the Interim Sub-Advisory Agreement. Under the TIM Sub-Advisory Agreement, TIM will receive monthly compensation from TFAI at the following annual rates (expressed as a percentage of the Fund's average daily net assets): 0.35% of the first $500 million and 0.30% of assets in excess of $500 million, less any amount paid by TFAI to Templeton for Templeton's co-investment sub-advisory services to the Fund. Please see discussion of "The Prior Sub-Advisory Agreement" above for information on the percentage of fees payable to Templeton.

Investment Objectives, Strategies and Risks. As further disclosed in the Fund's prospectus, the Fund's assets currently are allocated between two co-investment sub-advisers. TIM currently manages a portion of the Fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the Fund's assets composed of non-U.S. securities (called the "international portfolio"). During the duration of the Interim Sub-Advisory Agreement, the Fund's investment objective, strategies and risks remain substantially the same, as TIM continues to manage the "domestic portfolio" of the Fund in accordance with the investment program currently disclosed in the Fund's prospectus. Upon approval of the TIM Sub-Advisory Agreement (or shortly thereafter), the Fund's investment program will be changed to, among other things, permit the Fund to invest, under normal circumstances, at least 80% of the Fund assets in the "domestic portfolio," in a diversified portfolio of domestic common stock, that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market.

The name of the Fund also will be changed to "TA IDEX Templeton Transamerica Global" to reflect the changes to the Fund's investment program.

Affiliations and Affiliated Brokerage. During the fiscal year ended October 31, 2005, the Fund did not pay any commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, TFAI, Great Companies, TIM, Templeton, or affiliated persons of such persons ("Affiliated Brokers").

EVALUATION BY THE BOARD

On July 18-19, 2006, at an in-person meeting of the Board, at which a majority of the Trustees, including a majority of Independent Trustees, were in attendance, the Board considered whether the Interim Sub-Advisory Agreement and the TIM Sub-Advisory Agreement should be approved for an interim period (in the case of the Interim Sub-Advisory Agreement) and for a two-year period, subject to shareholder approval (in the case of the TIM Sub-Advisory Agreement). Following their review and consideration, the Trustees determined that the agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. The Board, including the Independent Trustees, unanimously approved the agreements. In reaching their decision, the Trustees requested and obtained from TFAI and TIM such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received about the acquisition of Great Companies and the necessity to promptly appoint a co-investment sub-adviser to avoid the potential orphanage of the domestic portfolio of the Fund, as well as information that they had received throughout the year as part of their regular oversight of the Fund (including information from TFAI, Templeton, and Great Companies), as well as information about TIM, which serves as investment sub-adviser to other series of TA IDEX. The Trustees also obtained and reviewed certain comparative information regarding performance of the Fund relative to performance of other comparable mutual funds. In considering the agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by TA IDEX counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the sub-advisory services anticipated to be provided by TIM to the domestic portfolio of the Fund (including the ability to pursue the investment program of the domestic portfolio of the Fund unchanged during the duration of the Interim Sub-Advisory Agreement), and the services that TIM currently provides to other series of TA IDEX. The Board concluded that TIM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided to other series managed by TIM, TIM's management capabilities demonstrated with respect to these other series, the experience, capability and integrity of TIM's management, the financial resources of TIM, and the professional qualifications and experience of TIM's portfolio management team to manage domestic investment portfolios. The Trustees also concluded that TIM proposed to provide services that are appropriate in scope and extent in light of the Fund's operations, and the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board reviewed comparative information prepared by Strategic Insight Simfund from data compiled by Lipper Analytics, and noted that the Fund's performance has trailed behind its category median over the past one-year, three-year and five-year periods as of April 30, 2006. The Board also noted the strong performance of another TA IDEX series that TIM currently manages and that TIM is expected to manage the domestic portfolio of the Fund in a substantially similar style (assuming shareholder approval of the TIM Sub-Advisory Agreement). The Board concluded, based in particular on the Trustees' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by TIM, that TIM is capable of generating a level of investment performance for the domestic portfolio that is appropriate in light of the Fund's investment objective, policies, strategies and co-investment sub-advisory arrangements and competitive with other investment companies, as demonstrated by TIM with respect to other series of TA IDEX for which it serves as sub-adviser. The Board also concluded, in light of the past performance of the domestic portfolio of the Fund, that TIM offered a reasonable prospect for improved overall Fund performance during the interim period, and thereafter if TIM continues to serve as the sub-adviser to the domestic portfolio of the Fund.

The cost of sub-advisory services provided and the level of profitability. The Board concluded that the level of anticipated investment sub-advisory fees payable under the TIM Sub-Advisory Agreement is appropriate in light of the proposed sub-advisory fee schedule (which remains unchanged in comparison to the sub-advisory agreement between TFAI and Great Companies) in connection with providing sub-advisory services to the Fund, the estimated expense ratio of the Fund (which also is expected to remain unchanged), the competitiveness of the Fund's expenses when compared to the expense ratios of comparable investment companies (based on information complied by Lipper Analytics), and the anticipated profitability of the relationship between the Fund, TFAI, TIM and their affiliates.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Board concluded that the existence of asset-based breakpoints in the Fund's advisory and sub-advisory fee schedules appropriately benefits investors by realizing economies of scale in the form of lower management and sub-advisory fees as the level of assets grows. In addition, the Board concluded that the Fund's management fees appropriately reflect the Fund's current size, the current economic environment for TFAI and TIM, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of sub-advisory fees payable by TFAI (as well as the management fees that the Fund pays to TFAI) in the future.

Benefits (such as soft dollars) to TIM and its affiliates from their relationship with the Fund. The Board concluded that other benefits derived by TIM and its affiliates (including TFAI) from their relationship with the Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Fund and its shareholders. In this regard, the Board noted that TIM will participate (as did Great Companies) in a program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of "soft-dollar" arrangements TIM may engage in with respect to the Fund's brokerage transactions. In addition, the Trustees previously had determined that the management, administration, fund accounting and other fees paid by the Fund to TFAI and affiliates of TFAI and TIM are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Fund's overall operating expenses, and the necessity of the services for the Fund's operations.

Other considerations. In evaluating how to respond to the potential partial orphaning of the Fund that would be occasioned by Great Companies' impending cessation of operations, the Board discussed at length with TA IDEX management the process by which management proposed the retention of TIM as co-investment sub-adviser to the domestic portfolio of the Fund. Following management's explanation of the process by which prospective sub-advisers were initially screened and further evaluated, the Board concluded that the evaluation process was reasonably designed to identify a prospective sub-adviser with the resources necessary to manage the domestic portfolio of the Fund in the best interests of shareholders, and without regard to affiliations with TFAI. In approving the TIM Sub-Advisory Agreement, the Board also considered the high quality of TIM's portfolio management personnel and TIM's overall portfolio management capabilities, as demonstrated with respect to other series of TA IDEX, and determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and has the financial and operational resources reasonably necessary to manage the domestic portfolio of the Fund. The Board considered the terms of the arrangements pursuant to which the interests of Great Companies are being acquired, and the affiliations existing between TFAI, TIM and Great Companies, and determined that the underlying transaction was consistent with (and not adverse to) shareholders' interests. The Board also noted that Templeton would remain as co-investment sub-adviser to manage the international portfolio of the Fund. The Board also noted TIM's willingness to serve during an interim period, and that compensation payable under the Interim Sub-Advisory Agreement would be held in escrow and would not be paid until the TIM Sub-Advisory Agreement is considered by the shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE TIM SUB-ADVISORY AGREEMENT AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator and transfer agent and AFSG Securities Corporation ("AFSG") is the Fund's distributor/principal underwriter. TFS is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. AFSG is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002. During the fiscal year ended October 31, 2005, the Fund paid TFS $1,331,720 for administrative and transfer agent services and the Fund paid AFSG $ 2,776,693.43 for distribution services. If the proposed TIM Sub-Advisory Agreement is approved, TFS and AFSG will continue to render the same services to the Fund as they currently render. TFS and AFSG (as well as TFAI, TIM and Great Companies) are affiliates of AEGON, NV, a Netherlands corporation.

SHAREHOLDER REPORTS

Shareholders can find important information about the Fund in the TA IDEX annual report dated October 31, 2005, including financial reports for the fiscal year ended October 31, 2005, and in the TA IDEX semi-annual report dated April 30, 2006, both of which have been mailed previously to shareholders. You may obtain copies of these reports without charge by writing to the Fund, or by calling the Fund at the address and telephone number shown on the front page of this proxy statement.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about September 5, 2006, but proxies may also be solicited by telephone and/or in person by representatives of TA IDEX, regular employees of TFS, their affiliate(s), or Computershare Fund Services ("Computershare"), a private proxy services firm. The estimated cost of retaining Computershare is approximately $89,592, which will be paid by TFAI and/or its affiliates. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Meeting, including the preparation and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by TFAI.

Shareholder Voting. Shareholders of record of the Fund who own shares of beneficial interest at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding 9,796,411.800 shares of the Fund, representing the same number of votes. The persons who are known to have owned beneficially 5% or more of the Fund's outstanding shares as of the Record Date are listed on Exhibit D. As of the Record Date, the Trustees and officers, as a group, owned less than 1.00% of the outstanding shares of the Fund. As of the Record Date, there were no persons who were known to control the Fund.

Thirty-three and one-third percent (33 1/3%) of the Fund's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR Proposal 1 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of TA IDEX prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposal 1, the TIM Sub-Advisory Agreement, requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified TA IDEX of their desire to receive multiple copies of the shareholder reports and proxy statements TA IDEX sends. If you would like to receive an additional copy, please contact TA IDEX by writing to TA IDEX's address, or by calling the telephone number shown on the front page of this proxy statement. TA IDEX will then promptly deliver, upon request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of TA IDEX's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

SHAREHOLDER PROPOSALS

As a general matter, TA IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        By Order of the Board of Trustees,


                                        /s/ John K. Carter
                                        ----------------------------------------
                                        John K. Carter
                                        President and Chief Executive Officer

                                LIST OF EXHIBITS

Exhibit A:     Form of TIM Sub-Advisory Agreement between TFAI and TIM
Exhibit B-1:   Directors and Principal Executive Officer of TFAI
Exhibit B-2:   Managing Members and Principal Executive Officer(s) of TIM
Exhibit C:     Similar Funds
Exhibit D:     Beneficial Owners of 5% or More of the Outstanding Shares of the
               Fund

                                    EXHIBIT A

                                     FORM OF
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                        TRANSAMERICA FUND ADVISORS, INC.
                                       AND
                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC

     SUB-ADVISORY AGREEMENT, made as of the 27th day of October 2006 between Transamerica Fund Advisors, Inc. (the "Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC (the "Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

     WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of June 25, 1998 ("Advisory Agreement") with Transamerica IDEX Mutual Funds ("Transamerica IDEX"), a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), to provide or procure investment advisory services with respect to TA IDEX Templeton Transamerica Global (the "Fund"), a separate series of Transamerica IDEX; and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

     WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to assist the Investment Adviser in furnishing certain investment advisory services with respect to the Fund, and the Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

     1.   APPOINTMENT.

     The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as otherwise provided herein, have no authority to act for or represent the Investment Adviser, Transamerica IDEX, or the Fund in any way or otherwise be deemed the agent of any of them.

     2.   DUTIES AND SERVICES OF THE SUB-ADVISER.

          A. Investment Sub-Advisory Services. Subject to the supervision of the Transamerica IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser to, and shall manage the day-to-day investment program of, the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Transamerica IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or Transamerica IDEX by notice in writing to the Sub-Adviser. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to (without limitation):

     (1) provide investment research and analysis concerning the Fund's investments and conduct a continuous investment program to the Fund;

     (2) place orders and negotiate the commissions (if any) for all purchases and sales of the investments made by the Fund with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

     (3) maintain the books and records required in connection with its duties hereunder; and

     (4) keep the Investment Adviser informed of developments materially affecting the Fund and its investments.

          B. Additional Duties of the Sub-Adviser. In addition to the above, the Sub-Adviser shall:

     (1) use the same skills and care in providing its services to the Fund as it uses in providing investment services to other fiduciary accounts;

     (2) cause its officers to attend meetings, either in person or via teleconference, of Transamerica IDEX and furnish oral or written reports, as Transamerica IDEX of the Investment Adviser may reasonably require, in order to keep Transamerica IDEX and its officers and Board fully informed as to the condition of the investments of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which provide the basis for those recommendations; and

     (3) furnish such information and reports as may reasonably be required by Transamerica IDEX or the Investment Adviser from time to time.

          C. Further Duties of the Sub-Adviser. (1) In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Transamerica IDEX Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of Transamerica IDEX and the Investment Adviser, and shall comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable laws and regulations.

          (2) The Sub-Adviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Fund, or an affiliated person of such other sub-adviser, concerning transactions for the Fund in securities or other fund assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Investment Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other assets.

          D. Custody. The Sub-Adviser shall have no responsibility with respect to maintaining custody of the Fund's assets. The Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Fund (the "Custodian") or such depositories or agents as may be designated by the Custodian and the Investment Adviser promptly of each purchase and sale of a security on behalf of the Fund, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall from time to time provide the Custodian and the Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to the Custodian. The Fund shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Fund.

          E. Proxy Voting and Other Actions as a Fiduciary. Unless the Investment Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Investment Adviser or Transamerica IDEX or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held by the Fund in accordance with its own proxy voting policies and procedures without consultation with the Investment Adviser or the Fund. . The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Investment Adviser.

          The Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. The Sub-Adviser agrees to keep the Fund informed about any such litigation and the actions that it intends to take. In the case of class action suits involving issuers held by the Fund, the Sub-Adviser may include information about the Fund for purposes of participating in any settlements upon written agreement by the Fund.

          F. Use of Name. The Sub-Adviser shall give the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Transamerica" (hereinafter referred to as the "Mark") in the United States as part of the name of the Fund, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Fund nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Fund will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Fund agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

     3.   COMPENSATION.

     For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment sub-advisory fee at the annual rate (as a percentage of average daily net assets) as specified in Schedule A of this Agreement. If this Agreement is not in effect for an entire month, the amount of sub-advisory fee payable hereunder shall be pro-rated accordingly.

     4.   EXPENSES.

     During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Fund, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Fund expenses.

     5.   DUTIES OF THE INVESTMENT ADVISER.

     A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties and services under this Agreement.

     B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

          (1) The Transamerica IDEX Declaration of Trust and By-Laws, as each is in effect on the date hereof and as amended from time to time;

          (2) Certified resolutions of the Board authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving this Agreement;

          (3) The Transamerica IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement"); and

          (4) A certified copy of any publicly available financial statement or report prepared for Transamerica IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

     The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

     C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Fund or the public, which include the Mark or refer to the Fund, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to a use thereof which has not been previously approved by the Sub-Adviser. The Investment Adviser shall not use any such materials without the Sub-Adviser's prior written approval, which approval shall not be unreasonably withheld; and the Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed upon) after the Sub-Adviser's receipt thereof.

     6.   BROKERAGE.

     A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of Fund securities, it will attempt to obtain the best execution of its orders. Consistent with these obligations and the terms of
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, subject to any procedures that the Board may adopt, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits provided to the Fund. In no instance will Fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by exemptive order of the SEC or in accordance with applicable laws and regulations.

     B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

     7.   OWNERSHIP OF RECORDS.

     The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Fund that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Fund with access to or copies of any records that it maintains for the Fund upon reasonable request by the Fund.

     8.   REPORTS.

     The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

     9.   SERVICES TO OTHER CLIENTS.

     To the extent consistent with the Sub-Adviser's duties and services under this Agreement, nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     10.  THE SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

     The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

     11.  LIABILITY AND INDEMNIFICATION OF THE SUB-ADVISER.

     The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Fund and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     12.  REPRESENTATIONS OF THE SUB-ADVISER.

     The Sub-Adviser represents, warrants, and agrees as follows:

     A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

     B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Adviser and Transamerica IDEX with a copy of such code of ethics and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's code of ethics and acknowledges that the Agreement is conditioned upon such Board approval.

     C. The Sub-Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that the proxies are voted in the best interests of the Fund and its shareholders and complying with Rule 206(4)-6 under the Advisers Act and will provide the Investment Adviser and Transamerica IDEX with a copy of such policies and procedures and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's proxy voting policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

     C. The Sub-Adviser has provided the Investment Adviser and Transamerica IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

     D. The Sub-Adviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, has provided Transamerica IDEX and the Investment Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Fund in complying with the Fund's compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's compliance policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

     E. The Sub-Adviser will manage the Fund so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will immediately notify the Investment Adviser and the Fund upon having a reasonable basis for believing that the Fund has ceased to so qualify or may not so qualify in the future.

     F. The Sub-Adviser shall notify the Investment Adviser and the Fund immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

     G. The Sub-Adviser shall not divert the Fund's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Fund, any other series of Transamerica IDEX, or any other registered investment company.

     13.  TERM OF AGREEMENT.

     This Agreement shall become effective as of the date set forth above. Unless sooner terminated as provided herein, it shall continue in effect for two years from its effective date. Thereafter, if not terminated, it shall continue for successive 12-month periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Board and
(b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not interested persons (for regulatory purposes) of Transamerica IDEX or the Investment Adviser. This Agreement may be terminated at any time, without payment of any penalty, on 60 days' written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Fund, (iii) the Investment Adviser, or (iv) the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement.

     14.  NOTICES.

     Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

     If to Transamerica IDEX:

          Transamerica IDEX Mutual Funds
          570 Carillon Parkway

          St. Petersburg, FL 33716
          Attn: Dennis Gallagher
          Telephone: (727) 299-1821
          Fax: (727) 299-1832

     If to the Investment Adviser:

          Transamerica Fund Advisors, Inc.
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Attn: Dennis Gallagher
          Telephone: (727) 299-1821
          Fax: (727) 299-1832

     If to the Sub-Adviser:

          Transamerica Investment Management, LLC
          11111 Santa Monica Blvd., Suite 820
          Los Angeles, CA 90025
          Attn: Geoffrey Edelstein
          Telephone: 310-996-3234
          Fax: ____________________

     15.  AMENDMENT OF AGREEMENT.

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Fund..

     16.  MISCELLANEOUS.

     A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

     B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

     D. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to authoritative interpretations thereof.

     E. Confidentiality. The Sub-Adviser will maintain the strictest confidence regarding the business affairs of Transamerica IDEX and the Fund. Written reports furnished by the Sub-Adviser to Transamerica IDEX and the Investment Adviser will be treated as confidential, and for the exclusive use and benefit of Transamerica IDEX and the Investment Adviser, except as disclosure may be required by applicable law.

     F. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original of the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


TRANSAMERICA INVESTMENT MANAGEMENT,
LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

              PORTFOLIO                                 SUB-ADVISER COMPENSATION*
              ---------                 ---------------------------------------------------------
TA IDEX TEMPLETON TRANSAMERICA GLOBAL   0.35% of the first $500 million; 0.30% over $500 million.

* Templeton receives 0.40% of the first $500 million of the portion of assets that it manages up to $500 million; 0.375% of the average daily net assets of the fund for the portion it manages over $500 million up to $1.5 billion; and 0.35% of the average daily net assets of the fund for the portion it manages in excess of $1.5 billion. Transamerica receives the sub-advisory fees listed in this schedule, less the fees paid to Templeton.

*    As a percentage of average daily net assets on an annual basis.

                                   EXHIBIT B-1

                DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF TFAI

The business address of each director and principal executive officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with the Investment Adviser     Principal Occupation/Position
---------------------------------------------     ----------------------------------------------------------------------------------
Brian C. Scott                                    Trustee, TA IDEX Mutual Funds ("TA IDEX"), AEGON/Transamerica Series Trust
                                                  ("ATST"); Director, Transamerica Income Shares, Inc. ("TIS"); and Transamerica
Director                                          Fund Services, Inc. ("TFS").

John K. Carter                                    President and Chief Executive Officer, TA IDEX, ATST and TIS ; Vice President,
                                                  AFSG Securities Corporation; Director, President and Chief Executive Officer, TFS;
Director, President and Chief Executive Officer   Chief Executive Officer, Transamerica Investors, Inc. ("TII").

Christopher A. Staples                            Senior Vice President - Investment Management, TA IDEX, ATSTand TIS; Director, TFS
                                                  ; Vice President - Investment Administration, TII.
Director and  Senior Vice President -
Investment Management

Mr. Scott serves as a Trustee of TA IDEX; Messrs. Carter and Staples serve as Officers of TA IDEX.

TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. Western Reserve Life Assurance Co. of Ohio is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group.

                                   EXHIBIT B-2

           MANAGING MEMBERS AND PRINCIPAL EXECUTIVE OFFICER[S] OF TIM

The business address of each of the following persons is 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025.

        NAME                 POSITIONS/OFFICES HELD WITH SUB-ADVISER
        ----            -------------------------------------------------
   John C. Riazzi       Chairman of the Board and Chief Executive Officer
Geoffrey I. Edelstein                 Counsel and Secretary
    Gary U. Rolle                    Chief Investment Officer
    Emme Devonish                    Chief Compliance Officer
    Travis Weimer                           Controller

No Officer or Trustee of TA IDEX is an officer, employee, managing member or shareholder of TIM. No Officer or Trustee of TA IDEX owns securities or has any other material indirect interest in TIM.

                                    EXHIBIT C

                                  SIMILAR FUNDS

The following table sets forth certain information regarding registered investment companies with similar investment objectives to those contemplated for the "domestic portfolio" of the Fund that are advised or sub-advised by TIM.

                                                             NET ASSETS AS OF
      NAME OF FUND WITH SIMILAR INVESTMENT OBJECTIVE          JUNE 30, 2006                  ANNUAL MANAGEMENT FEE RATE
      ----------------------------------------------         ----------------   ---------------------------------------------------
                TA IDEX Transamerica Equity                      $689.7 M       0.75% of the first $500 million of the Fund's
                                                                                average daily net assets; and 0.70% of the Fund's
                                                                                average daily net assets over $500 million.

                Transamerica Equity (ATST)                      $1,717.8 M      0.75% of the first $500 million of average daily net
                                                                                assets; and 0.70% of average daily net assets over
                                                                                $500 million

               Transamerica Equity II (ATST)                      $19 M         0.30% of the average daily net assets

         Transamerica Premier Institutional Equity                $49 M         0.73% of the Fund's average daily net assets

                Transamerica Premier Equity                      $412.9 M       0.85% for the first $1 billion of assets in the
                                                                                Fund; 0.82% of the next $1 billion; and 0.80 of
                                                                                assets in excess of $2 billion.

Large Growth Institutional Separately Managed Accounts (19       $4,945 M       $0 - $25 million:                               .75%
                         Accounts)                                              $25 - $100 million:                             .55%
                                                                                $100 - $250 million:                            .50%
                                                                                Greater than $250 million:                      .45%
                                                                                Minimum Fee:                                $75,000

         Large Growth Separately Managed Accounts                 $525 M        $0 - $25 million:                               .75%
               (Commission)(1,336 Accounts)                                     $25 - $100 million:                             .55%
                                                                                $100 - $250 million:                            .50%
                                                                                Greater than $250 million:                      .45%
                                                                                Minimum Fee:                                $75,000

                                   EXHIBIT D

As of the Record Date, the following persons are known to have owned beneficially 5% or more of the outstanding shares of the Fund:

             BENEFICIAL OWNER OF SECURITIES AND ADDRESS*               SHARES OWNED   % OWNED
             -------------------------------------------               ------------   -------
TA IDEX Asset Allocation - Growth Portfolio (Class I Share)             218,401.612    15.77%
TA IDEX Asset Allocation - Moderate Growth Portfolio (Class I Share)    284,896.409    20.58%
TA IDEX Asset Allocation - Moderate Portfolio (Class I Share)           806,126.413    58.22%
TA IDEX Asset Allocation - Conservative Portfolio (Class I Share)        75,087.692     5.42%

* The address of Beneficial Owner is 570 Carillon Parkway, St. Petersburg, Florida 33716.

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA 33716-1294
                                 1-888-233-4339

                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON October 18, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TRANSAMERICA IDEX
                                  MUTUAL FUNDS

The undersigned hereby appoint(s) John K. Carter and Dennis P. Gallagher, or either one of them, proxies with full power of substitution, to vote and act with respect to all shares of TA IDEX Templeton Great Companies Global ("Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at the office of Transamerica IDEX Mutual Funds ("TA IDEX") at the above address on October 18, 2006 at 3:00 p.m., Eastern Time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

PROXY VOTING INSTRUCTIONS

TA IDEX encourages all shareholders to vote their proxies. We now provide the following convenient methods of voting:

     1. PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope; or instead vote by

     2.   TELEPHONE; or

     3.   INTERNET

by following the enclosed instructions. If you choose to vote by telephone or via the Internet, DO NOT return your proxy card unless you later decide to change your vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

     1. To approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management, LLC will be appointed as an investment sub-adviser to the Fund.

                       FOR  [ ]     AGAINST  [ ]     ABSTAIN  [ ]


-------------------------------------   ----------------------------------------
Signature                               Date


-------------------------------------   ----------------------------------------
Signature (if held jointly)             Date

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.